Alger Health Sciences Fund

Summary Prospectus

June 1, 2015, As Revised December 3, 2015

Class   Ticker Symbols

Z  AHSZX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated June 1, 2015, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Health Sciences Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class Z
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.55%
Total Annual Fund Operating Expenses	1.36%
Expense Reimbursement*	.37%*
Total Annual Fund Operating Expenses After Expense Reimbursement	.99%

* Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding interest, taxes, brokerage and extraordinary expenses) through June 22, 2016, to the extent necessary to limit the annual operating expenses of the Fund's Class Z Shares to .99% of the class's average net assets. This expense reimbursement cannot be terminated. Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class Z	$101	$394	$709	$1,603

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 167.94% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing

Inspired by Change, Driven by Growth.

ALGER HEALTH SCIENCES FUND 2/4

Summary Prospectus

June 1, 2015, As Revised December 3, 2015

Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that are engaged in the health sciences sector. A company will be considered to be engaged in the health sciences sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the health sciences sector, including health care services, pharmaceuticals, medical equipment and supplies and applied research and development. Such companies include, but are not limited to:

•  hospitals, clinical test laboratories, convalescent and mental health care facilities, home care providers, and companies that supply services to any of the foregoing;

•  companies involved in pharmaceuticals, biotechnology, biochemistry and diagnostics; and

•  producers and manufacturers of medical, dental and optical supplies and equipment.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund can also invest in derivative instruments. The Fund currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Fund's foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

Principal Risks

Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Investment Style Risk – Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Derivatives Risk – A small investment in derivatives could have a potentially large impact on the Fund's performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security's value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund's portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks and the risk of non-performance by the contract counterparty.

The following risks also apply:

•  Small and Mid Cap Securities Risk — investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

•  Leverage Risk — the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  Concentration Risk — since the Fund concentrates its investments in the health sciences sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. Furthermore, because many of the industries in the health sciences sector are subject to substantial government regulation, changes in applicable regulations could adversely affect companies in those industries. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

ALGER HEALTH SCIENCES FUND 3/4

Summary Prospectus

June 1, 2015, As Revised December 3, 2015

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Class Z Shares were not offered prior to May 28, 2015. Historical performance prior to May 28, 2015 is that of the Fund's Class A Shares. Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Annual Total Return for Class A Shares as of December 31 (%)

Average Annual Total Return as of December 31, 2014

	1 Year	5 Years	10 Years	Since Inception (5/1/02)
Class A
Return Before Taxes	15.61%	14.74%	10.87%	12.19%
Return After Taxes on Distributions	8.75%	11.93%	9.08%	10.59%
Return After Taxes on Distributions and Sale of Fund Shares	12.15%	11.32%	8.54%	9.88%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%	7.33%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

ALGER HEALTH SCIENCES FUND 4/4

Summary Prospectus

June 1, 2015, As Revised December 3, 2015

Management

Investment Manager	Portfolio Managers Primarily Responsible for Day-to-Day Management of the Fund's Portfolio
Fred Alger Management, Inc.	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since October 2005	Teresa McRoberts Senior Vice President, Senior Analyst and Portfolio Manager Since February 2015

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund's Class Z Shares are generally subject to a minimum initial investment of $500,000, which may be waived for group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. The waiver is available only for retirement plans that hold omnibus positions, or for aggregate plan participant positions, for each Fund made available for the plan. The waiver is generally not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

HealthZ 120315